SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     May 25, 2022 (May 24, 2022)

PROG Holdings, Inc.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	PRG	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 24, 2022, PROG Holdings, Inc. (the "Company") held its 2022 annual meeting of shareholders (the “Annual Meeting”) in Salt Lake City, Utah. As of April 11, 2022, the record date for the Annual Meeting, there were 54,643,523 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 52,265,539 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 96% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2023 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:
Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kathy T. Betty	48,725,872	1,328,640	80,933	2,130,094
Douglas C. Curling	49,094,188	959,751	81,506	2,130,094
Cynthia N. Day	45,943,795	4,110,822	80,828	2,130,094
Curtis L. Doman	49,023,686	1,030,759	81,000	2,130,094
Ray M. Martinez	49,723,959	330,013	81,473	2,130,094
Steven A. Michaels	49,625,875	426,240	83,330	2,130,094
Ray M. Robinson	44,886,624	5,135,715	113,106	2,130,094
Caroline S. Sheu	49,687,498	365,869	82,078	2,130,094
James P. Smith	49,594,394	459,792	81,259	2,130,094

Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
47,212,057	2,734,628	188,760	2,130,094

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022

For	Against	Abstain	Non-Votes
49,112,112	3,069,047	84,380	—

Proposal 4 – Amendment to the PROG Holdings, Inc. Amended and Restated 2015 Equity and Incentive Plan

For	Against	Abstain	Non-Votes
47,113,297	2,933,894	88,254	2,130,094

Proposal 5 – Amendment to the PROG Holdings, Inc. Employee Stock Purchase Plan

For	Against	Abstain	Non-Votes
50,027,066	38,580	69,799	2,130,094

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
	By:	/s/ Brian Garner
Date: May 25, 2022		Brian Garner Chief Financial Officer